UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2019 (January 4, 2019)

ARMSTRONG FLOORING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37589	47-4303305
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3025 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 672-9611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On January 4, 2019, Ronald D. Ford resigned as Senior Vice President and Chief Financial Officer of Armstrong Flooring, Inc. (the “Company”), effective immediately. In connection with Mr. Ford’s resignation, the Company entered into a separation agreement and release under which Mr. Ford agreed to a general release of claims in favor of the Company. In exchange for this release, the Company has agreed to pay Mr. Ford a lump sum cash payment of $100,000 within 3 days of his execution of the separation agreement, and a lump sum cash payment of $1,115,295 on or within 10 days following his execution of a supplemental release. Mr. Ford will be eligible to receive a bonus under the Company’s 2018 Annual Incentive Plan based on actual achievement of the corporate performance metrics for 2018, and a prorated bonus under the Company’s 2019 Annual Incentive Plan based on actual achievement of the corporate performance metrics for 2019. The vesting of 17,058 of Mr. Ford’s Restricted Stock Units will be accelerated and 38,406 of Mr. Ford’s Performance Stock Units will remain eligible to vest based on satisfaction of the applicable company performance metrics.

(c) On January 10, 2019, the Company announced the appointment of Douglas B. Bingham, age 42, to the position of Senior Vice President, Chief Financial Officer and Treasurer, effective as of January 4, 2019. Mr. Bingham will have oversight of global finance, treasury, investor relations and accounting functions and will report to Donald R. Maier, the Company’s President and Chief Executive Officer. Mr. Bingham will serve as the Company’s principal financial officer.

Mr. Bingham has served as the Company’s Vice President, Treasury and Investor Relations since the Company’s separation from Armstrong World Industries, Inc. (“AWI”) on April 1, 2016 (the “Separation”). Prior to the Separation, he served as AWI’s Director, Treasury and Risk Management since 2014 and as General Manager, Finance, Building Products, Asia Pacific, from 2011 to 2014. He joined AWI in 2007. He earned a bachelor’s degree in economics and biology from Cornell University, Ithaca, NY, and earned an MBA with honors from the University of Chicago Booth School of Business, Chicago, IL.

There are no familial relationships between Mr. Bingham and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company, nor does Mr. Bingham hold any directorships with any other public or investment company. Additionally, there have been no transactions since the beginning of the Company’s fiscal year in which Mr. Bingham, or his immediate family members, had or will have a direct or indirect material interest.

In connection with his appointment as Senior Vice President, Chief Financial Officer and Treasurer, and effective as of January 4, 2019, Mr. Bingham will:

•	receive an annualized base salary of $300,000, prorated for service during 2019;

•	be eligible to earn an annual incentive target bonus award opportunity of 55% of his annual base salary under the Company’s Annual Incentive Program, prorated for service during 2019;

•	based on performance measures approved by the Management Development and Compensation Committee of the Board of Directors and subject to adjustment based on performance

•	be eligible to participate in the Company’s 2016 Long-term Incentive Plan (“LTIP”), as amended and restated, with a targeted award value of up to 75% of his annual base salary;

•	enter into the Company’s standard form of Change in Control and Severance Agreement and Indemnification Agreement; and

•	be eligible to participate in the Company’s Severance Pay Plan for Executive Employees.

In addition, effective January 4, 2019, the Company appointed Tracy L. Marines, age 47, as Vice President and Controller. Ms. Marines will report to Mr. Bingham and will serve as the Company’s principal accounting officer. Prior to such appointment, she served as the Company’s Director, Controller since March 2018. Previously, she served in a variety of roles overseeing and managing the Company’s financial reporting and, prior to the Separation, performed similar roles for AWI since 2008. She joined AWI in 2000. She earned a bachelor’s degree in accounting from the Pennsylvania State University, State College, PA.

There are no familial relationships between Ms. Marines and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company, nor does Mr. Marines hold any directorships with any other public or investment company. Additionally, there have been no transactions since the beginning of the Company’s fiscal year in which Ms. Marines, or her immediate family members, had or will have a direct or indirect material interest.

The executive officer changes described in (b) and (c) above are not the result of any matter relating to the Company’s accounting practices or financial statements.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On January 10, 2019, the Company issued a press release announcing the appointment of Douglas B. Bingham to the position of Senior Vice President, Chief Financial Officer and Treasurer, effective as of January 4, 2019. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Armstrong Flooring, Inc. dated January 10, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG FLOORING, INC.

By:	/s/ Christopher S. Parisi
Christopher S. Parisi
Senior Vice President, General Counsel & Secretary

Date: January 10, 2019